Other operating expense	12 Months Ended
Dec. 31, 2017
Analysis of income and expense [abstract]
Other operating expense
Other operating expense:

	December 31, 2017	December 31, 2016
Net impairment loss (recovery) on trade receivables	$103	$(63)
Restructuring costs	799	2,318
Acquisition costs	—	43
	$902	$2,298

In 2017, the Corporation recorded net impairment losses of $103,000 (2016 - net impairment recoveries of $63,000) primarily due to impairment of a holdback amount on a 2016 shipment that remained uncollected.
In the event that the Corporation recovers any amounts previously recorded as impairment losses, the recovered amount will be recognized as a reversal of the impairment loss in the period of recovery.
During 2017, restructuring charges of $799,000 relate primarily to a leadership change in sales and marketing, combined with cost reduction initiatives in the general and administrative function and by cost reduction initiatives at Protonex.
Restructuring charges of $2,318,000 incurred during 2016 related to cost reduction initiatives that included the elimination of approximately 50 positions including the elimination of three executive level positions and costs associated with the closure of the contract manufacturing facility in Tijuana, Mexico. These cost reduction initiatives were primarily focused on reducing the operating cost base associated with methanol Telecom Backup Power activities while the Corporation reviewed strategic alternatives for these assets prior to the sale of certain of is methanol Telecom Backup Power business assets to CHEM in June 2016 (note 26).